Exhibit 10.1

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this “Agreement”) is dated as of the date contained in the signature page annexed hereto (the “Closing Date”), by and among IR-MED, INC., a Nevada corporation (the “Company”), and the subscriber identified on the signature page annexed hereto (the “Subscriber”) whose address is set forth on the Signature Page to this Agreement.

RECITALS

WHEREAS, the Company seeks to sell Convertible Promissory Notes in the form annexed hereto as Exhibit B (the “Note” and collectively referred to as the “Notes”) pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D (“Regulation D”) as promulgated under the Securities Act; and

WHEREAS, the Subscriber wishes to purchase a Note with the principal amount as set forth on the Signature Page to this Agreement;

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Subscriber hereby agree as follows:

Article I
PURCHASE OF CONVERTIBLE PROMISSORY NOTES

1.01 Subscription. The Subscriber hereby subscribes (the “Subscription”) to purchase that Note in the amount set forth on the signature page hereto (the “Subscription Amount”). This Subscription shall become effective when it has been duly executed by the Subscriber and this Agreement has been accepted and agreed to by the Company.

1.02 Payment For Subscription. The Subscriber agrees that the Subscription Amount to the Company for the amount of the Subscriber’s Subscription is to be made upon submission of this Agreement in the form included in these Subscription Documents (as hereinafter defined).

1.03 Terms and Conditions. The Company shall have the right to accept or reject the Subscription, in whole or in part, for any reason whatsoever, including, but not limited to, the belief of the Company that the Subscriber cannot bear the economic risk of an investment in the Company or upon belief that the Subscriber is not capable of evaluating the merits and risks of an investment in the Company or that the Subscriber is not an “Accredited Investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, or for no reason at all. A closing may occur once any Subscription is received by the Company and additional closings under this Offering may take place from time to time as Subscription’s are received by the Company.

1.04 The execution, delivery and performance of this Agreement by the Company will not (i) violate any law, treaty, rule or regulation applicable to or binding upon the Company or any of its properties or assets, or (ii) result in a breach of any contractual obligation to which the Company is a party or by which it or any of its properties or assets is bound that would reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations under this Agreement.

1.05 There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation or investigation, proceeding or demand letter pending, or to the knowledge of the Company threatened, against the Company, which if adversely determined would reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder. There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation or investigation, proceeding or demand letter pending, or to the knowledge of the Company threatened, against or affecting the Company or any of its subsidiaries that, if adversely determined, would reasonably be expected to have a material adverse effect on Company and its subsidiaries (taken as a whole). There are no outstanding orders, writs, judgments, decrees, injunctions or settlements that would reasonably be expected to have a material adverse effect on the Company and its subsidiaries (taken as a whole).

Article II
REPRESENTATIONS AND WARRANTIES

2.01 Representations and Warranties by the Company. The Company represents and warrants to the Subscriber that:

(a) Authorization. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the (i) authorization execution, delivery and performance of this Agreement by the Company; (ii) authorization, sale, issuance and delivery of the Notes contemplated hereby and the performance of the Company’s obligations hereunder; and (iii) authorization, issuance and delivery of the securities issuable upon conversion of the Notes (the “Conversion Stock”), has been taken. The securities issuable upon conversion of the Notes will be validly issued, fully paid and nonassessable. The issuance and sale of the securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this offering. The Company is not in default of any other obligations, including any promissory notes or debentures.

(b) Enforceability. Assuming this Agreement has been duly and validly authorized, executed and delivered by the parties hereto and thereto other than the Company, this Agreement is duly authorized, executed and delivered by the Company constitutes the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors rights generally.

(c) No Violations. The execution, delivery and performance of this Agreement and the Note by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the shares of capital stock upon the conversion of the Note) will not (i) result in a violation of the Articles of Incorporation of the Company or other organizational documents of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Company by which any property or asset of the Company is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a material adverse effect.

(d) No Solicitation. Neither the Company nor any person participating on the Company’s behalf in the transactions contemplated hereby has conducted any “general solicitation,” as such term is defined in Regulation D promulgated under the Securities Act, with respect to any of the Notes being offered hereby.

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(e) No Integration. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Notes or securities issuable upon conversion of the Note to the Subscriber. The issuance of the Notes and securities issuable upon conversion of the Note to the Subscriber will not be integrated with any other issuance of the Company’s securities (past, current or future) such that the offering of the Notes would require registration under the Securities Act or would require shareholder approval.

2.02 Survival of Representations and Warranties. The representations and warranties of the Company shall survive the closing and shall be fully enforceable at law or in equity against the Company and the Company’s successors and assigns.

2.03 Disclaimer. It is specifically understood and agreed by the Subscriber that the Company has not made, nor by this Agreement shall be construed to make, directly or indirectly, explicitly or by implication, any representation, warranty, projection, assumption, promise, covenant, opinion, recommendation or other statement of any kind or nature with respect to the anticipated profits or losses of the Company, except as otherwise provided with this Agreement.

2.04 Representations and Warranties by the Subscriber. The Subscriber represents and warrants to the Company that:

(a) The Subscriber is acquiring the Notes for the Subscriber’s own account, as principal, for investment purposes only and not with any intention to resell, distributes or otherwise dispose of the Notes, in whole or in part.

(b) The Subscriber has been furnished, has carefully read, and has relied solely (except for information obtained pursuant to paragraph (c) below), on the information contained in the Subscription Documents of which this Subscription Agreement forms a part (and all schedules and exhibits thereto), and the Subscriber has not received any other offering literature or prospectus and no representations or warranties have been made to the Subscriber by the Company or any of its affiliates or representatives, other than the representations and warranties set forth in these Subscription Documents.

(c) The Subscriber has had an unrestricted opportunity to: (i) obtain additional information concerning the offering of the Notes (the “Offering”), including the Note, the Company and its proposed and existing business and assets; and (ii) ask questions of, and receive answers from the Company concerning the terms and conditions of the Offering and to obtain such additional information as may have been necessary to verify the accuracy of the information contained in the Subscription Documents of which this Agreement forms a part, or otherwise provided.

(d) The Subscriber is an Accredited Investor, within the meaning of Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of investing in the Company, and all information that the Subscriber has provided concerning the Subscriber, the Subscriber’s financial position and knowledge of financial and business matters is true, correct and complete. The Subscriber acknowledges and understands that the Company will rely on the information provided by the Subscriber in this Agreement and in the Subscriber Questionnaire annexed hereto as Exhibit A for purposes of complying with Federal and applicable state securities laws.

(e) Except as otherwise disclosed in writing by the Subscriber to the Company, the Subscriber has not dealt with a broker in connection with the purchase of the Notes and agrees to indemnify and hold the Company and its officers and directors harmless from any claims for brokerage or fees in connection with the transactions contemplated herein.

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(f) The Subscriber is not relying on the Company or any of its management, officers or employees with respect to any legal, investment or tax considerations involved in the purchase, ownership and disposition of Notes. The Subscriber has relied solely on the advice of, or has consulted with, in regard to the legal, investment and tax considerations involved in the purchase, ownership and disposition of Notes, the Subscriber’s own legal counsel, business and/or investment adviser, accountant and tax adviser.

(g) The Subscriber understands that the Notes, or the securities into which it may convert, cannot be sold, assigned, transferred, exchanged, hypothecated or pledged, or otherwise disposed of or encumbered except in accordance with the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that no market will exist for the resale of any Notes. In addition, the Subscriber understands that the Notes or the securities into which they make convert, have not been registered under the Securities Act, or under any applicable state securities or blue sky laws or the laws of any other jurisdiction, and cannot be resold unless they are so registered or unless an exemption from registration is available. The Subscriber understands that there is no current plan to register the Notes or the securities into which it may convert.

(h) The Subscriber is willing and able to bear the economic and other risks of an investment in the Company for an indefinite period of time. The Subscriber has read and understands the provisions of these Subscription Documents.

(i) The Subscriber maintains the Subscriber’s domicile, and is not merely a transient or temporary resident, at the residence address shown on the signature page of this Agreement.

(j) The Subscriber understands that the Company has made available to the Subscriber and the Subscriber’s accountants, attorneys and other advisors full and complete information concerning the financial structure of the Company, and any and all data requested by the Subscriber as a basis for estimating the potential profits and losses of the Company and the Subscriber acknowledges that the Subscriber has either reviewed such information or has waived review of such information.

(k) The Subscriber is not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(l) If the Subscriber is an entity, the Subscriber is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be. The Subscriber has all requisite power and authority to own its properties, to carry on its business as presently conducted, to enter into and perform the Subscription and the agreements, documents and instruments executed, delivered and/or contemplated hereby (collectively, the “Subscription Documents”) to which it is a party and to carry out the transactions contemplated hereby and thereby. The Subscription Documents are valid and binding obligations of the Subscriber, enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, which affect enforcement of creditors’ rights generally. If applicable, the execution, delivery and performance of the Subscription Documents to which it is a party have been duly authorized by all necessary action of the Subscriber. The execution, delivery and performance of the Subscription Documents and the performance of any transactions contemplated by the Subscription Documents will not (i) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under any contract or obligation to which the Subscriber is a party or by which it or its assets are bound, or any provision of its organizational documents (if an entity), or cause the creation of any lien or encumbrance upon any of the assets of the Subscriber; (ii) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to the Subscriber; (iii) require from the Subscriber any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party other than pursuant to federal or state securities or blue sky laws; or (iv) accelerate any obligation under, or give rise to a right of termination of, any agreement, permit, license or authorization to which the Subscriber is a party or by which it is bound.

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(m) The Subscriber acknowledges and agrees that the Company intends, in the future, to raise additional funds to expand its business which may include, without limitation, the need to: fund more rapid expansion; fund additional marketing expenditures; enhance its operating infrastructure; hire additional personnel; respond to competitive pressures; or acquire complementary businesses or necessary technologies.

(n) The Subscriber acknowledges and agrees that the Company will have broad discretion with respect to the use of the proceeds from this Offering, and investors will be relying on the judgment of management regarding the application of these proceeds.

Article III
MISCELLANEOUS

3.01 Indemnification.

(a) Each Subscriber will, severally and not jointly indemnify and hold harmless the Company and its officers, directors, members, shareholders, partners, representatives, employees and agents, successors and assigns against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, “Company Claims”) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Company Claims (or actions or proceedings, whether commenced or threatened, in respect thereof): (a) arise out of or are based upon any untrue statement or untrue statement of a material fact made by a Subscriber and contained in this Agreement or (b) arise out of or are based upon any breach by a Subscriber of any representation, warranty, or agreement made by such Subscriber contained herein. Provided, however, and notwithstanding anything to the contrary, in no event shall the liability of any Subscriber pursuant to this Section exceed the amount of the Note that such Subscriber purchases pursuant to this Agreement.

(b) The Company will indemnify and hold harmless each Subscriber and its officers, directors, members, shareholders, partners, representatives, employees and agents, successors and assigns, and each other person, if any, who controls such Subscriber within the meaning of the Securities Act against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, “Subscriber Claims”) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Subscriber Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Notes (or securities issuable upon conversion of the Notes) under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (ii) any untrue statement or alleged untrue statement of a material fact made by the Company in this Agreement; (iii) arise out of or are based upon any breach by the Company of any representation, warranty, or agreement made by me contained herein or in the Note; or (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; and will reimburse such Subscriber, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Subscriber or any such controlling person to the Company.

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3.02 Addresses and Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, or (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 3.02, or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

If to the Company to:	IR-Med, Inc. [Address]

If to the Subscriber, to the address set forth on the signature page annexed hereto.

Any such person may by notice given in accordance with this Section 3.02 to the other parties hereto designate another address or person for receipt by such person of notices hereunder.

3.03 Titles and Captions. All Article and Section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and do not in any way define, limit, extend or describe the scope or intent of any provisions hereof.

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3.04 Assignability. This Agreement is not transferable or assignable by the undersigned.

3.05 Pronouns and Plurals. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms. The singular form of nouns, pronouns and verbs shall include the plural and vice versa.

3.06 Further Action. The parties shall execute and deliver all documents, provide all information and take or forbear from taking all such action as may be necessary or appropriate to achieve the purposes of this Agreement. Each party shall bear its own expenses in connection therewith.

3.07 Choice of Law and Jurisdiction. This Agreement will be deemed to have been made and delivered in New York County, State of New York and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. The Company and the Subscriber (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waive any proceeding, and (iii) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company and the Subscriber further agree to accept and acknowledge service of any and all process which may be served in any such suit action or proceeding brought in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any suit, action or proceeding.

3.08 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors, legal representatives, personal representatives, permitted transferees and permitted assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators and successors.

3.09 Integration. This Agreement, together with the remainder of the Subscription Documents of which this Agreement forms a part, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes and replaces all prior and contemporaneous agreements and understandings, whether written or oral, pertaining thereto. No covenant, representation or condition not expressed in this Agreement shall affect or be deemed to interpret, change or restrict the express provisions hereof.

3.10 Amendment. This Agreement may be modified or amended only with the written approval of all parties.

3.11 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by creditors of any party.

3.12 Waiver. No failure by any party to insist upon the strict performance of any covenant, agreement, term or condition of this Agreement or to exercise any right or remedy available upon a breach thereof shall constitute a waiver of any such breach or of such or any other covenant, agreement, term or condition.

3.13 Rights and Remedies. The rights and remedies of each of the parties hereunder shall be mutually exclusive, and the implementation of one or more of the provisions of this Agreement shall not preclude the implementation of any other provision.

3.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

[Remainder of the Page Intentionally Blank]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement on this ___ day of ___________, 20__.

Signature of Subscriber: By:_______________________________________ Name: Title:	_____________________________________ Print Name of Subscriber
__________________________________________
Social Security Number(s) or EIN

Mailing Address of Subscriber(s)	Residence of Subscriber(s)

__________________________________________	_____________________________________
Street	Street

____________________________________________	_____________________________________
City State Zip Code	City State Zip Code

If Joint Ownership, check one:

☐ Joint Tenants with Right of Survivorship
☐ Tenants-in-Common ☐Tenants by the Entirety
☐ Community Property
☐ Other (specify):

$________________________________________
Aggregate Subscription Amount

FOREGOING SUBSCRIPTION ACCEPTED:

IR-MED INC.

By:_________________________________________
Name:
Title:

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Exhibit A

IR-MED, INC.

SUBSCRIBER QUESTIONNAIRE

IR-MED, INC.

Gentlemen:

The information contained herein is being furnished to IR-Med, Inc. (the “Company”) in order for the Company to determine whether the undersigned’s subscription for Convertible Promissory Notes (the “Notes”) therein may be accepted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D promulgated thereunder (“Regulation D”). The undersigned understands that (i) the Company will rely upon the following information for purposes of complying with Federal and applicable state securities laws, (ii) the Notes will not be registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D, and (iii) this questionnaire is not an offer to sell nor the solicitation of an offer to buy any Notes, or any other securities, to the undersigned.

The following representations and information are furnished herewith:

1. Qualification As An Accredited Investor. Please check the categories applicable to you indicating the basis upon which you qualify as an Accredited Investor for purposes of the Securities Act and Regulation D thereunder.

☐	Individual with Net Worth In Excess of $1.0 Million. A natural person (not an entity) whose net worth, or joint net worth with his or her spouse, at the time of purchase exceeds $1,000,000. (Explanation: In calculating your net worth, you must exclude the value of your primary residence. This means you must exclude both the equity in your primary residence and any mortgage or other debt secured by your primary residence up to the fair market value of your primary residence; provided, however, that any indebtedness secured by your primary residence that (i) you have incurred in the 60 day period prior to the date of your subscription to the Company or (ii) is in excess of the fair market value of your primary residence should be considered a liability and deducted from your aggregate net worth. In calculating your net worth, you may include your equity in personal property and real estate (excluding your primary residence), cash, short-term investments, stock and securities. Your inclusion of equity in personal property and real estate (excluding your primary residence) should be based on the fair market value of such property less debt secured by such property.)

☐	Individual with a $200,000 Individual Annual Income. A natural person (not an entity) who had an individual income of more than $200,000 in each of the preceding two calendar years, and has a reasonable expectation of reaching the same income level in the current year.

☐	Individual with a $300,000 Joint Annual Income. A natural person (not an entity) who had joint income with his or her spouse in excess of $300,000 in each of the preceding two calendar years, and has a reasonable expectation of reaching the same income level in the current year.

☐	Corporations or Partnerships. A corporation, partnership, or similar entity that has in excess of $5 million of assets and was not formed for the specific purpose of acquiring Notes in the Company.

☐	Revocable Trust. A trust that is revocable by its grantors and each of whose grantors is an accredited investor. (If this category is checked, please also check the additional category or categories under which the grantor qualifies as an accredited investor.)

☐	Irrevocable Trust. A trust (other than an ERISA plan) that (i) is not revocable by its grantors, (ii) has in excess of $5 million of assets, (iii) was not formed for the specific purpose of acquiring Notes, and (iv) is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of an investment in the Company.
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☐	IRA or Similar Benefit Plan. An IRA, Keogh or similar benefit plan that covers a natural person who is an accredited investor.(If this category is checked, please also check the additional category or categories under which the natural person covered by the IRA or plan qualifies as an accredited investor.)

☐	Participant-Directed Employee Benefit Plan Account. A participant-directed employee benefit plan investing at the direction of, and for the account of, a participant who is an accredited investor.(If this category is checked, please also check the additional category or categories under which the participant qualifies as an accredited investor.)

☐	Other ERISA Plan. An employee benefit plan within the meaning of Title I of the ERISA Act other than a participant-directed plan with total assets in excess of $5 million or for which investment decisions (including the decision to purchase an Interest) are made by a bank, registered investment adviser, savings and loan association, or insurance company.

☐	Government Benefit Plan. A plan established and maintained by a state, municipality, or any agency of a state or municipality, for the benefit of its employees, with total assets in excess of $5 million.

☐	Non-Profit Entity. An organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, with total assets in excess of $5 million (including endowment, annuity and life income funds), as shown by the organization’s most recent audited financial statements.

☐	Other Institutional Investor (check one).

☐ A bank, as defined in Section 3(a)(2) of the Securities Act (whether acting for its own account or in a fiduciary capacity);

☐ A savings and loan association or similar institution, as defined in Section 3(a)(5)(A) of the Securities Act (whether acting for its own account or in a fiduciary capacity;

☐ A broker-dealer registered under the Securities Exchange Act of 1934, as amended;

☐ An insurance company, as defined in section 2(13) of the Securities Act;

☐ A “business development company,” as defined in Section 2(a)(48) of the Investment Company Act;

☐ A small business investment company licensed under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; or

☐ A “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐	Executive Officer or Director. A natural person who is an executive officer, director or managing member of the Company.

☐	Entity Owned Entirely By Accredited Investors. A corporation, partnership, private investment company or similar entity each of whose equity owners is an accredited investor.(If this category is checked, please also check the additional category or categories under which each equity owner qualifies as an accredited investor.)

☐	I do not qualify for any of the above.

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2. Representations and Warranties By Limited Liability Companies, Corporations, Partnerships, Trusts and Estates

If the Subscriber is a corporation, partnership, limited liability company or trust, the Subscriber and each person signing on behalf of Subscriber certifies that the following responses are accurate and complete:

Was the undersigned organized or reorganized for the specific purpose, or for the purpose among other purposes, of acquiring interests in the Company?

Yes ☐	No ☐

Will the Subscriber, at any time, invest more than 40% of Subscriber’s assets in the Company?

Yes ☐	No ☐

Under the Subscribing entity’s governing documents and in practice, are the Subscribing entity’s investment decisions based on the investment objectives of the Subscribing entity and its owners generally and not on the particular investment objectives of any one or more of its individual owners?

Yes ☐	No ☐

Does any individual shareholder, partner or member or group of shareholders, partners or members of the undersigned have the right to elect whether or not to participate in the investment of the Subscribing entity in the Company or to determine the level of participation of such partner or group therein?

Yes ☐	No ☐

Is the Subscribing entity authorized and qualified to become a note holder of the Company and does the Subscribing entity and the undersigned hereto further represent and warrant that such signatory has been duly authorized by the Subscribing entity to execute the Subscription Documents?

Yes ☐	No ☐

Is the undersigned a private investment company which is not registered under the Investment Company Act, as amended, in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

Yes ☐	No ☐

3. Taxpayer ID Number; No Backup Withholding; Not a Foreign Person or Entity

If Subscriber is a “non-U.S. person or entity,” allocations of Company income may be subject to withholding and taxation under the Internal Revenue Code, as amended (“Code”). Subscriber acknowledges that it may be required to file U.S. income tax returns. If the Subscriber is a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and the regulations thereunder), please contact the Company. The Subscriber understands that the information contained in this item may be disclosed to the Internal Revenue Service by the Company and that any false statement contained in this item could be punished by fine, imprisonment or both.

Subscriber certifies that the taxpayer identification number being supplied herewith by Subscriber is Subscriber’s correct taxpayer identification number and that Subscriber is not subject to backup withholding under Section 3406 of the Code and the regulations thereunder?

Yes ☐	No ☐

Subscriber certifies that Subscriber is not a “Non-U.S. person” or, if an entity, that Subscribing entity is not a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined the Code and the regulations thereunder.

Yes ☐	No ☐

If Subscriber’s non-foreign status changes or if any other information in this item changes, Subscriber agrees to notify the Company within 30 days thereafter.

Yes ☐	No ☐

To the best of my information and belief, the above information supplied by me is true and correct in all respects.

By:
Name:
Title:
Date:

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Exhibit B

CONVERTIBLE PROMISSORY NOTE

See attached.

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